                                                                     EXHIBIT 17a

                            THE GRANDVIEW INVESTMENT TRUST
                             GrandView Realty Growth Fund

This Proxy is Solicited on Behalf of the Board of Trustees. The undersigned revoke(s) all previous proxies and appoint(s) Winsor H. Aylesworth and Lucille C. Carlson, or either one of them, attorneys, with full power of substitution to vote all shares of the GrandView Realty Growth Fund (Fund) of the GrandView Investment Trust (Trust) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at _________ on September __, 1998 at __ a.m. (Eastern Time), and at any adjournments thereof.

Please refer to the Proxy Statement for a discussion of this matter. Complete, sign, and date this proxy card and return it promptly in the postage-paid envelope provided to ______________.

PLEASE INDICATE YOUR VOTES BY AN "X" IN THE APPROPRIATE BOX BELOW.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.


1.   To approve an Agreement and Plan              FOR   AGAINST   ABSTAIN
     of Reorganization providing for the
     acquisition of all or substantially
     all of the assets of the Fund by the
     FBR Realty Growth Fund ("FBR Growth
     Fund"), a series of the FBR Family of
     Funds, in exchange for shares of FBR
     Growth Fund and assumption of certain
     identified liabilities of the Fund by         ---   ---       ---
     FBR Growth Fund, and for the
     distribution of such shares to
     shareholders of the Fund in
     liquidation of the Fund.


____________ I plan to attend the Meeting.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of a partnership or corporation, please indicate title.

                                                     Dated:              , 1998


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                                                            Signatures

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                                                                     EXHIBIT 17b

                           THE GRANDVIEW INVESTMENT TRUST
                           GrandView S&P REIT Index Fund

This Proxy is Solicited on Behalf of the Board of Trustees. The undersigned revoke(s) all previous proxies and appoint(s) Winsor H. Aylesworth and Lucille C. Carlson, or either one of them, attorneys, with full power of substitution to vote all shares of the GrandView S&P REIT Index Fund (Fund) of the GrandView Investment Trust (Trust) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at _________ on September __, 1998 at __ a.m. (Eastern Time), and at any adjournments thereof.

Please refer to the Proxy Statement for a discussion of this matter. Complete, sign, and date this proxy card and return it promptly in the postage-paid envelope provided to ______________.

PLEASE INDICATE YOUR VOTES BY AN "X" IN THE APPROPRIATE BOX BELOW.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.


1.   To approve an Agreement and Plan              FOR   AGAINST   ABSTAIN
     of Reorganization providing for the
     acquisition of all or substantially
     all of the assets of the Fund by the
     FBR Realty Growth Fund ("FBR Growth
     Fund"), a series of the FBR Family of
     Funds, in exchange for shares of FBR
     Growth Fund and assumption of certain
     identified liabilities of the Fund by         ---   ---       ---
     FBR Growth Fund, and for the
     distribution of such shares to
     shareholders of the Fund in
     liquidation of the Fund.


____________ I plan to attend the Meeting.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of a partnership or corporation, please indicate title.

                                                     Dated:              , 1998


                                                    ---------------------------
                                                            Signatures